Colterpoint Net Lease Real Estate ETF
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 99.3%	Shares		Value
Finance and Insurance - 4.5%
Innovative Industrial Properties, Inc.	37,612		$ 2,181,120

Real Estate and Rental and Leasing - 94.8% (a)
Agree Realty Corp.	49,503		3,670,647
Alpine Income Property Trust, Inc.	39,438		759,970
Broadstone Net Lease, Inc.	102,732		2,078,268
EPR Properties	33,530		1,912,887
Essential Properties Realty Trust, Inc.	58,691		1,794,771
Four Corners Property Trust, Inc.	78,055		1,943,570
FrontView REIT, Inc.	56,747		1,006,692
Gaming and Leisure Properties, Inc.	35,637		1,673,870
Getty Realty Corp.	60,694		1,974,376
Gladstone Commercial Corp.	141,920		1,789,611
Global Net Lease, Inc.	211,465		1,981,427
LXP Industrial Trust	40,192		2,075,515
NETSTREIT Corp.	95,906		1,943,056
NNN REIT, Inc.	87,908		3,912,785
One Liberty Properties, Inc.	57,342		1,350,404
Postal Realty Trust, Inc. - Class A	84,081		1,937,226
Realty Income Corp.	59,461		3,643,770
Safehold, Inc.	101,385		1,517,733
STAG Industrial, Inc.	50,790		1,923,417
VICI Properties, Inc.	131,877		3,721,569
WP Carey, Inc.	53,368		3,971,647
			46,583,211
TOTAL COMMON STOCKS (Cost $51,529,022)			48,764,331

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.7%	Shares		Value
First American Government Obligations Fund - Class X, 3.55% (b)	367,496		367,496
TOTAL MONEY MARKET FUNDS (Cost $367,496)			367,496

TOTAL INVESTMENTS - 100.0% (Cost $51,896,518)			49,131,827
Other Assets in Excess of Liabilities - 0.0% (c)		0.00033	16,398
TOTAL NET ASSETS - 100.0%			$ 49,148,225

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	The rate shown represents the 7-day annualized yield as of May 31, 2026.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Colterpoint Net Lease Real Estate ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 48,764,331	$ –	$ –	$ 48,764,331
Money Market Funds	367,496	–	–	367,496
Total Investments	$ 49,131,827	$ –	$ –	$ 49,131,827

Refer to the Schedule of Investments for further disaggregation of investment categories.